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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-39129, No. 333-59859, No. 33-85272 and
No. 33-94972) of Mattson Technology, Inc. of our report dated February 9, 1999 appearing on page 45 of this Annual Report on Form 10-K.




PricewaterhouseCoopers LLP

San Jose, California
March 31, 1999